Other Income And Expenses	12 Months Ended
Mar. 31, 2014
Other Income and Expenses [Abstract]
Other Income and Other Expense Disclosure [Text Block]

12. Other Operating Income and Expense

Other operating income in 2014 included a gain of $2.9 million from a break-up fee earned as a result of the Company being named the stalking horse bidder in an attempt to acquire substantially all the operating assets of Allens, Inc. in a bankruptcy court supervised auction, a gain of $0.7 million from the sale of two aircraft and a gain of $0.1 million as a result of adjustments related to the purchase of the Sunnyside facility. The company also recorded a loss of $0.5 million on the disposal of a warehouse located in Sunnyside, Washington and a net gain of $0.2 million from the sale of other fixed assets.

Other operating income in 2013 included a gain of $1.9 million as a result of the estimated fair market value of the net assets acquired exceeding the purchase price of Sunnyside (see Note 2, Acquisitions). The Company also recorded a gain of $0.3 million from the sale of property located in Cambria, Wisconsin and a net loss of $0.3 million on the disposal of certain other fixed assets.

Other operating income in 2012 included a gain of $0.7 million from the sale of property located in LeSueur, MN and a gain of $0.1 million from the sale of other property.